                                                                    Exhibit 4.24

                                                                  EXECUTION COPY

                 WAIVER AND CONSENT TO THE STANDSTILL AGREEMENT

          WAIVER AND CONSENT TO THE STANDSTILL AGREEMENT, dated as of March 28, 2003 (this "Waiver and Consent"), to the Standstill Agreement and Fifth Amendment to the Credit Agreement dated as of April 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Standstill Agreement"), among the Borrowing Subsidiaries signatories thereto, the Foreign Subsidiary Guarantors signatories thereto, GNB Battery Technologies Japan, Inc., (GNB Battery Technologies Japan, Inc., together with the Borrowing Subsidiaries and the Foreign Subsidiary Guarantors, the "Standstill Parties"), the Standstill Lenders (as defined in the Credit Agreement), Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") for the Standstill Lenders, and others.

                             PRELIMINARY STATEMENTS

          (1) The Company has requested that the DIP Lenders waive compliance with certain provisions of the Post-Petition Credit Agreement, including waivers of certain of the Cross Referenced Covenants incorporated by reference in the Standstill Agreement and that certain transactions be permitted as more particularly set forth herein.

          (2) The Standstill Parties have requested that the Standstill Lenders permit certain transactions as requested by the Standstill Parties. The Standstill Lenders are willing to consent to such transactions upon and subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Standstill Agreement or the Credit Agreement and used herein shall have the meanings given to them in the Standstill Agreement or the Credit Agreement, as applicable.

          SECTION 2. Waiver and Consent. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Required Standstill Lenders hereby:

          (a) waive the requirements of Cross-Referenced Covenant 8.7 in Section 6 of the Standstill Agreement (as such Cross-Referenced Covenant was set forth in the Post-Petition Credit Agreement as in effect prior to the Third Amendment and Waiver to the Post-Petition Credit Agreement) solely to:

               (i) consent to the liquidation of GNB Technologies OY followed by the distribution of its assets to its parent, Exide OY;

               (ii) consent to the liquidation of GNB Technologies N.V. followed by the assumption of its loan to Mercolec Tudor B.V. by its parent, EHE; and

          (b) temporarily waive any Standstill Event that has occurred or may occur pursuant to Section 6 and 8(v) of the Standstill Agreement due to the retention of cash and Cash Equivalents in accounts located outside of the United States in an aggregate amount in excess $20,000,000 in breach of the requirements of Section 8.12(a) of the Post-Petition Credit Agreement and the resultant Event of Default (as defined in the Post-Petition Credit Agreement) pursuant to Section 9.1(d)(i) of the Post-Petition Credit Agreement; provided however, that the waiver granted pursuant to this clause (b) shall cease to be in effect and the aggregate amount in such foreign accounts shall be tested as set forth in the Post-Petition Credit Agreement and as incorporated into the Standstill Agreement by Section 6 thereof on the earlier to occur of (i) June 30, 2003 or (ii) the date on which the aggregate amount in such foreign accounts exceeds $48,000,000; provided further, that, on or before the last Business Day of each calendar month, the Standstill Parties shall use their reasonable best efforts (subject to applicable legal and contractual restrictions and cash requirements) to apply such cash and Cash Equivalents in excess of $20,000,000 to the repayment of all Foreign Intercompany Loans (as defined in the Post-Petition Credit Agreement) pursuant to the Post-Petition Credit Agreement.

          SECTION 3. Conditions to Effectiveness. This Waiver and Consent shall be effective on the date on which the Administrative Agent shall have signed this Waiver and Consent and all of the following conditions precedent have been satisfied (the "Effective Date"):

          (a) Certain Documents. The Administrative Agent shall have received on or before the Effective Date all of the following, each of which shall be in form and substance satisfactory to the Administrative Agent:

               (i) this Waiver and Consent, executed and delivered by (x) sufficient Standstill Lenders to constitute the Required Standstill Lenders, (y) each of the Standstill Parties and (z) the Administrative Agent; and

               (ii) such additional documentation as the Administrative Agent may reasonably require.

          (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Waiver and Consent shall be satisfactory in all respects in form and substance to the Administrative Agent.

          (c) No Events of Default. After giving effect to this Waiver and Consent, no Standstill Event shall have occurred and be continuing, and the representations and warranties contained in the Standstill Agreement shall be correct in all material respects as though made on and as of the Effective Date.

          (d) Payment of Costs, Fees and Expenses. All accrued and unpaid fees and expenses of the Administrative Agent in connection with this Waiver and Consent including, without limitation, the unpaid fees and expenses of counsel to the Administrative Agent (including United States and local counsel in foreign jurisdictions) shall have been paid.

          SECTION 4. Representations and Warranties. To induce the
Standstill Lenders parties hereto to enter into this Waiver and Consent, each of the Standstill Parties hereby represents and warrants to the Administrative Agent and all of the Standstill Lenders the following:

          (a) The execution, delivery and performance by each Standstill Party of this Waiver and Consent and the Loan Documents to which it is a party, as waived hereby, are within such Standstill Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (1) contravene such Standstill Party's Constituent Documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Standstill Party, or (iii) conflict with or result in the breach of, or constitute a default under, any Contractual Obligation, including, without limitation, the bilateral loan documents, of EHE, EHA or any of their Subsidiaries. As of the Effective Date, no Standstill Party is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

          (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Standstill Parties in connection with the execution and delivery, or performance by any Standstill Party of any of its obligations under the Waiver and Consent and the Standstill Agreement, as amended or otherwise modified hereby.

          (c) The Waiver and Consent has been duly executed and delivered by each Standstill Party, and is the legal, valid and binding obligation of such Standstill Party, enforceable against such Standstill Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

          (d) No Standstill Party has an existing claim against any Standstill Lender arising out of, relating to or in connection with the Loan Documents.

          (e) As of the Effective Date, EHE is not in breach of, or in default under, the DM Agreement, and no Foreign Subsidiary is in breach of, or in default under, any other Contractual Obligation, binding on or affecting any Foreign Subsidiary or any of their properties, where the consequence of such default is to confer rights upon any person against such Foreign Subsidiary which, if exercised, can be reasonably expected to have a Material Adverse Effect.

          (f) The representations and warranties made by each of the Standstill Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Waiver and Consent, as if made on and as of the date hereof.

          (g) Each Standstill Party hereby represents and warrants to the Standstill Lenders and the Administrative Agent that as of the date hereof, and after giving effect to the waiver contained herein, (a) no Standstill Event under the Standstill Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Standstill Party contained in Section 12 of the Standstill Agreement and in any other Loan Document are, as of the date of execution hereof, true and correct in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly limited to a specific date).

          SECTION 5. Reference to and Effect on the Loan Documents.

          (a) On and after the Effective Date, each reference in the Standstill Agreement to "this Agreement", "hereunder", "hereof' or words of like import referring to the Standstill Agreement and each reference in the Credit Agreement and other Loan Documents to "the Standstill Agreement", "thereunder", "thereof" or words of like import referring to the Standstill Agreement, shall mean and be a reference to the Standstill Agreement as amended and otherwise modified hereby.

          (b) The Standstill Agreement, the Credit Agreement and each of the other Loan Documents, except to the extent of the waivers and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Waiver and Consent shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Standstill Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) This Waiver and Consent is and shall be a Loan Document.

          SECTION 6. Affirmation of Loan Documents. Each Standstill Party, in its capacity as a Guarantor or otherwise, hereby consents to the modification of the Standstill Agreement effected hereby and hereby acknowledges and agrees that the terms of this Waiver and Consent shall not affect in any way its Obligations and liabilities under the Credit Agreement, including under its Guarantee, the Standstill Agreement or any other Loan Document to which it is a party, all of which Obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

          SECTION 7. GOVERNING LAW. THIS WAIVER AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 8. Waiver of Jury Trial. Each of the Standstill Parties, the Administrative Agent and the Standstill Lenders irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Waiver and Consent or the actions of the Administrative Agent or any Standstill Lender in the negotiation, administration, performance or enforcement thereof

          SECTION 9. Execution in Counterparts. This Waiver and Consent may be executed by one or more of the parties to this Waiver and Consent on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Waiver and Consent by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Waiver and Consent.

          SECTION 10. Costs and Expenses. EHE hereby agrees to pay, and each of the other Foreign Subsidiary Guarantors guarantees payment (subject to the exceptions set forth in Schedule 10.1 of the Credit Agreement) of, all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Waiver and Consent, including, without limitation, the fees and expenses of the Administrative Agent's counsel (including local counsel in foreign jurisdictions) and financial advisor and the out-of-pocket expenses of the Steering Committee (in each case, whether incurred prior to or after the Effective Date).

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: President


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.S.


                                   By: /s/ Xavier Izarn
                                       -----------------------------------------
                                       Name:  Xavier Izarn
                                       Title: President


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  ILLEGIBLE
                                       Title: SECRETARY OF THE BOARD


                                   TUDOR A.B.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   Each of the following Subsidiaries as a
                                   Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   EXIDE HOLDING EUROPE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   COMPAGNIE EUROPEENNE D'ACCUMULATEURS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EURO EXIDE CORPORATION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TUDOR A.B.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Board Directors

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Director


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Director

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By: /s/ J. Wensel
                                       -----------------------------------------
                                       Name:  J. Wensel
                                       Title: Managing Director


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Director


                                   MERCOLEC TUDOR B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES NEDERLAND B.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE STANDBY GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DEUTSCHE EXIDE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MERCOLEC TUDOR B.V.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Director

                                   Each of the following Subsidiaries as a
                                       Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: SECRETARY OF THE BOARD


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: SECRETARY OF THE BOARD


                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                       Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By: /s/ Marco Seheepers
                                       -----------------------------------------
                                       Name:  Marco Seheepers
                                       Title: Director


                                   By:
                                       -----------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                       Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:  Marco Seheepers
                                       Title: Director


                                   By: /s/ Walter De Witte
                                       -----------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                       Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By: /s/ Stefan Noll
                                       -----------------------------------------
                                       Name:  Stefan Noll
                                       Title: Managing Director


                                   HAGEN BATTERIE AG


                                   By: /s/ Stefan Noll
                                       -----------------------------------------
                                       Name:  Stefan Noll
                                       Title: Managing Director


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   Each of the following Subsidiaries as a
                                      Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                   CHLORIDE MOTIVE POWER IBERICA S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CMP BATTERIJEN N.V.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE BATTERIE GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   HAGEN BATTERIE AG


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   ELECTRO MERCANTIL INDUSTRIAL S.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE (DAGENHAM) LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR

                                   FULMEN UK LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   EXIDE AUTOMOTIVE S.A


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO
                                       ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRAL S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By: /s/ Marco Scheepers
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   By:
                                       -----------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   SOCIEDADE PORTUGUESA DO
                                       ACUMULADOR TUDORS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE (DAGENHAM) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:  Marco Scheepers
                                       Title: Director


                                   By: /s/ Walter De Witte
                                       -----------------------------------------
                                       Name:  Walter De Witte
                                       Title: Director


                                   SOCIEDADE PORTUGUESA DO
                                       ACUMULADOR TUDORS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO
                                       ACUMULADOR TUDORS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:  Abilio Simoesde Oliveira Phinheiro
                                       Title: Director


                                   By:
                                       -----------------------------------------
                                       Name:  Fernando Manuel Pato Marouco
                                       Title: Director


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO
                                       ACUMULADOR TUDORS S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By: /s/ Bo Lindvan, Christina Edwardsson
                                       -----------------------------------------
                                       Name:  Bo Lindvan, Christina Edwardsson
                                       Title: Board Directors


                                   EXIDE BATTERIER AB


                                   By: /s/ Bo Lindvan, Christina Edwardsson
                                       -----------------------------------------
                                       Name:  Bo Lindvan, Christina Edwardsson
                                       Title: Board Directors


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIEMANN & WOLF BATTERIETECHNIK GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO
                                       ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By: /s/ Malgorzara Majewska - Sliwa
                                       -----------------------------------------
                                       Name:  Malgorzara Majewska - Sliwa
                                       Title: Country Manager


                                   FRIEMANN & WOLF BATTERIETECHNIK
                                       GMBH


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   FULMEN UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUTOMOTIVE S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SOCIEDADE PORTUGUESA DO
                                       ACUMULADOR TUDOR S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE DANMARK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIER AB


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   CENTRA S.A.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIEMANN & WOLF BATTERIETECHNIK
                                       GMBH


                                   By: /s/ Johannes CorneliBen
                                       -----------------------------------------
                                       Name:  Johannes CorneliBen
                                       Title: Managing Director

                                   EXIDE SONNAK A/S


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Board Director


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   B.I.G. BATTERIES LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE SONNAK A/S


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   B.I.G. BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE LENDING LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE ITALIA S.R.L.


                                   By: /s/ Crail H. Muhlhauser
                                       -----------------------------------------
                                       Name:  CRAIL H. MUHLHAUSER
                                       Title: CHAIRMAN & CHIEF EXECUTIVE OFFICER


                                   INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                   By: /s/ Crail H. Muhlhauser
                                       -----------------------------------------
                                       Name:  CRAIL H. MUHLHAUSER
                                       Title: CHAIRMAN & CHIEF EXECUTIVE OFFICER


                                   EXIDE HOLDINGS LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BY


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Director


                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHONLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BY


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By: /s/ Jesus Lopez Brea
                                       -----------------------------------------
                                       Name:  JESUS LOPEZ BREA
                                       Title: SECRETARY OF THE BOARD


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                       EXIDE TECHONLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BY


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHONLOGIES LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   EXIDE TECHNOLOGIES HOLDING BV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE AUSTRALIA PTY LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE TECHONLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE HOLDING ASIA PTE LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   1036058 ONTARIO INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MBD NATIONAL LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By: /s/ Molly M. Israel
                                       -----------------------------------------
                                       Name:  Molly M. Israel
                                       Title: Assistant Secretary


                                   1036058 ONTARIO INC.


                                   By: /s/ Molly M. Israel
                                       -----------------------------------------
                                       Name:  Molly M. Israel
                                       Title: Assistant Secretary


                                   GNB TECHNOLOGIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   MBD NATIONAL LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GNB TECHNOLOGIES (CHINA) LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE SINGAPORE PTE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   EXIDE CANADA INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   1036058 ONTARIO INC.


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   MBD NATIONAL LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   NATIONAL BATTERY DISTRIBUTION LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR

                                   NORD GROUP LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   OHE LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   SPITFIRE BATTERIES LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   TS BATTERIES LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   GNB TECHNOLOGIES NV


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DETA UK LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR


                                   FRIWO BATTERIES LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR

                                   NORD GROUP LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   OHE LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   SPITFIRE BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   TS BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   GNB TECHNOLOGIES NV


                                   By: /s/ Macro Scheepers
                                       -----------------------------------------
                                       Name:  Macro Scheepers
                                       Title: Director


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Director


                                   DETA UK LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   FRIWO BATTERIES LIMITED


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   GEMALA IRELAND (HOLDINGS) LIMITED


                                   By: /s/ Raymond Anthony Clarke
                                       -----------------------------------------
                                       Name:  RAYMOND ANTHONY CLARKE
                                       Title: DIRECTOR

                                   GNB BATTERY TECHNOLOGIES JAPAN, INC.

                                   As a Guarantor, subject to the limitations, if any, contained in Section 10.1 the Credit Agreement


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   CREDIT SUISSE FIRST BOSTON, as
                                   Administrative Agent


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Director


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Director

                                   Lenders AG CAPITAL FUNDING PARTNERS, L.P.


                                   By: ANGELO, GORDON & CO., L.P.,
                                          AS INVESTMENT ADVISOR


                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Director

                                   LENDERS

                                   Archimedes Funding, LLC

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Archimedes Funding II, LLC

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Archimedes Funding III, LLC

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President

                                   LENDERS

                                   Archimedes Funding IV (CAYMAN), LLC

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Balanced High-Yield Fund I, Ltd.

                                   By: ING Capital Advisors LLC,
                                       as Asset Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President


                                   Endurance CLO I, Ltd.

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Philip C. Robbins
                                       -----------------------------------------
                                       Philip C. Robbins
                                       Vice President

                                   Lenders

                                   BANCA POPOLARE DI BERGAMO-CV Serl


                                   By: Riccardo Sora & Angelo Locatelli
                                       -----------------------------------------
                                   Name:  Riccardo Sora         Angelo Locatelli
                                   Title: Deputy General           Senior Vice
                                          Manager                  President

                                   Lenders


                                   /s/ Illegible
                                   ---------------------------------------------
                                   [Print Name of Lender] BANCO ESPIRITO SANTO,
                                   S.A.


                                   By
                                       -----------------------------------------
                                       Name:  Guy Harris      Malcolm Morris
                                       Title: SENIOR MANAGER  ASSISTANT MANAGER

                                   Lenders


                                   Bank of Montreal
                                   ---------------------------------------------


                                   By  /s/ Mary Lee Latta
                                       -----------------------------------------
                                       Name:  Mary Lee Latta
                                       Title: Director

                                   Lenders


                                           BLACK DIAMOND CLO 1996-1 LTD.
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ Alan Corkish
                                       -----------------------------------------
                                       Name:  Alan Corkish
                                       Title: Director

                                   Lenders


                                           BLACK DIAMOND CLO 2000-1 LTD.
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ Alan Corkish
                                       -----------------------------------------
                                       Name:  Alan Corkish
                                       Title: Director

                                   Lenders


                                            BLACK DIAMOND INTERNATIONAL
                                                    FUNDING, LTD.
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ Alan Corkish
                                       -----------------------------------------
                                       Name:  Alan Corkish
                                       Title: Director

                                   Lenders


                                   /s/ Illegible
                                   ---------------------------------------------
                                   Cargill Financial Services International,
                                   Inc.


                                   By
                                       -----------------------------------------
                                       Name:  Rory Oneill
                                       Title: Vice President

                                   Lenders

                                       Centurion CDO I, Ltd.
                                       By: American Express Asset Management
                                       Group, Inc. as Collateral Manager


                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:  Leanne Stavrakis
                                       Title: Director - Operations

                                   Lenders

                                   Citadel Equity Fund Ltd.
                                   By: Citadel Limited Partnership, its
                                       Portfolio Manager
                                   By: GLB Partners, L.P., its General Partner
                                   By: Citadel Investment Group, L.L.C., its
                                       General Partner


                                   By  /s/ Adam C. Cooper
                                       -----------------------------------------
                                   Name:  Adam C. Cooper
                                   Title: General Counsel

                                   Lenders

                                   Citadel Credit Trading Ltd.
                                   By: Citadel Limited Partnership, its
                                       Portfolio Manager
                                   By: GLB Partners, L.P., its General Partner
                                   By: Citadel Investment Group, L.L.C., its
                                       General Partner


                                   By  /s/ Adam C. Cooper
                                       -----------------------------------------
                                   Name:  Adam C. Cooper
                                   Title: General Counsel

                                   Lenders

                                   Concordia Partners, L.P. Acting By And
                                   Through Concordia Advisors, L.L.C.
                                   [Print Name of Lenders]


                                   By  /s/ Robert J. Capozzi
                                       -----------------------------------------
                                       Name:  Robert J. Capozzi
                                       Title: Portfolio Manager and Co-head of
                                              Distressed Debt Trading

                                   Lenders


                                   CREDIT INDUSTRIEL ET COMMERCIAL


                                   By /s/ Anthony Rock     /s/ Sean Mounier
                                      ------------------------------------------
                                      Name:  Anthony Rock   Sean Mounier
                                      Title: Vice President First Vice President

                                   Lenders


                                   Credit Industriel et Commercial, London
                                      Branch


                                   By /s/ Stuart Rose      /s/ Matt Gillard
                                      ------------------------------------------
                                      Name:  Stuart Rose   Matt Gillard
                                      Title: Manager       Manager

                                   Lenders

                                   CREDIT SUISSE FIRST BOSTON


                                   By /s/ Donald E. Pollard     /s/ Illegible
                                      ------------------------------------------
                                      Name:  Donald E. Pollard  Illegible
                                      Title: Managing Director  Assistant Vice
                                                                President

                                   Lenders


                                   CREDIT SUISEE FIRST BOSTON INTERNATIONAL
                                   [Print Name of Lender]


                                   By /s/ Illegible             /s/ Steve Martin
                                      ------------------------------------------
                                      Name:  Illegible          Steve Martin
                                      Title: Illegible          Vice President

                                   Lenders


                                   ---------------------------------------------
                                   CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                                   By /s/ Illegible
                                      ------------------------------------------
                                      Name:
                                      Title:

                                   Lenders


                                   CSAM Funding I
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By /s/ Illegible
                                      ------------------------------------------
                                      Name:  DAVID H. LERNER
                                      Title: AUTHORIZED SIGNATORY

                                   LENDERS

                                   EATONVANCE INSTITUTIONAL SENIOR LOANS FUNDS

                                   By EATON VANCE MANAGEMENT INVESTMENT ADVISOR
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By /s/ Payson F. Swaffield
                                      ------------------------------------------
                                      Name:  PAYSON F. SWAFFIELD
                                      Title: VICE PRESIDENT

                                   Lenders

                                   SENIOR DEBT PORTFOLIO

                                   By: Boston Management and research
                                       as investment Advisor
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By /s/ Payson F. Swaffield
                                      ------------------------------------------
                                      Name:  PAYSON F. SWAFFIELD
                                      Title: VICE PRESIDENT

                                   Lenders

                                   EATON VANCE SENIOR INCOME TRUST

                                   BY: EATON VANCE MANAGEMENT
                                       AS INVESTMENT ADVISOR
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   B:  /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name:  PAYSON F. SWAFFIELD
                                       Title: VICE PRESIDENT

                                   Lenders

                                   Fernwood Associates LP
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ Robert Gaviglio
                                       -----------------------------------------
                                       Name:  Robert Gaviglio
                                       Title: Vice President

                                   Lenders

                                   First Dominon Funding I
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       Name:  DAVID H. LERNER
                                       Title: AUTHORIZED SIGNATORY

                                   Lenders

                                   First Dominon Funding II
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ David H. Lerner
                                       -----------------------------------------
                                       Name:  DAVID H. LERNER
                                       Title: AUTHORIZED SIGNATORY

                                   Lenders

                                   GRAYSON & CO

                                   BY: BOSTON MANAGEMENT AND RESEARCH
                                       AS INVESTMENT ADVISOR
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name:  PAYSON F. SWAFFIELD
                                       Title: VICE PRESIDENT

                                   Lenders

                                   KZH CYPRESSTREE-1 LLC
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ Susan Lee
                                       -----------------------------------------
                                       Name:  SUSAN LEE
                                       Title: AUTHORIZED AGENT

                                   Lenders

                                   KZH ING-2 LLC
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ Susan Lee
                                       -----------------------------------------
                                       Name:  SUSAN LEE
                                       Title: AUTHORIZED AGENT

                                   Lenders

                                   KZH STERLING LLC
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By  /s/ Susan Lee
                                       -----------------------------------------
                                       Name:  SUSAN LEE
                                       Title: AUTHORIZED AGENT

                                   Lenders

                                   KZH WATERSIDE LLC
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By:
                                       -----------------------------------------
                                       Name:  SUSAN LEE
                                       Title: ATUHORIZED AGENT

                                   Lenders

                                   Lehman Brothers Bankhaus AG


                                   By:
                                       -----------------------------------------
                                       Name:  Frank O.Zeitz       Markus Bormann
                                       Title: Exccutive Dircctor  Legal Counsel

                                   Lenders


                                   Lehman Commercial Paper Inc.
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By: /s/ Frank P. Turner
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Lenders


                                   Lehman Syndicated Loans Inc.
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By: /s/ Frank P. Turner
                                       -----------------------------------------
                                       Name:  Frank P. Turner
                                       Title: Authorized Signatory

                                   Lenders


                                   Morgan Stanley Emerging Markets In
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By: /s/ Edgar A. Sabounghi
                                       -----------------------------------------
                                       Name:  EDGAR A. SABOUNGHI
                                       Title: Vice President

                                   PUTNAM DIVERSIFIED INCOME TRUST


                                       /s/ Illegible
                                       -----------------------------------------
                                       By: Illegible
                                       Title: Vice President

                                   PUTNAM HIGH YIELD TRUST


                                       /s/ Illegible
                                       -----------------------------------------
                                       By: Illegible
                                       Title: Vice President

                                   SALOMON BROTHERS HOLDING COMPANY INC.


                                   By: /s/ Neyda Darias
                                       -----------------------------------------
                                       Name:  Neyda Darias
                                       Title: Assistant Vice President

                                   Lenders

                                   SILVER OAK CAPITAL, LLC
                                   ---------------------------------------------
                                   [Print Name of Lender]


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Managing Director

                                   Lender

                                   Smoky River CDO, L.P.,


                                   By RBC Leveraged Capital as Portfolio Advisor


                                   By: /s/ Melissa Marano
                                       -----------------------------------------
                                       Name:  Melissa Marano
                                       Title: Partner